Exhibit 10.09.1

AMENDMENT No. 1 TO SUBLEASE

AMENDMENT No. 1 to Sublease dated as of November 18, 2003 (this “Amendment”) by and between SILICON GRAPHICS, INC., a Delaware corporation, as Sublandlord, and GOOGLE INC., a Delaware corporation (successor to Google Technology Inc., a California corporation), as Subtenant.

WHEREAS, Sublandlord and Subtenant have entered into that certain Sublease dated as of July 9, 2003 (the “Sublease”) for premises located at 1600 Amphitheatre Parkway, Mountain View, California 94043;

WHEREAS, pursuant to Paragraph 2.D of the Sublease, Sublandlord has notified Subtenant that certain Sublease Premises Portions will become available earlier than initially targeted and Subtenant has agreed to accept early delivery of such Sublease Premises Portions;

WHEREAS, the parties have agreed that the Building 43 West Premises and the Building 43 East Premises will be modified as described herein; and

WHEREAS, the parties have agreed that certain Target Delivery Dates will be postponed.

NOW, THEREFORE, in accordance with the terms and conditions of the above-referenced Sublease, Sublandlord and Subtenant agree as follows (capitalized terms used but not defined herein shall have the meanings given to such terms in the Sublease):

1.	Paragraph 1.G. of the Sublease is amended to read in full as follows:

“Sublease Premises”: Four buildings including 506,317 square feet of Rentable Area, as initially described in Exhibit “A” to the Master Lease and as more fully described in Exhibit A. The Sublease Premises consists of the following (each, a “Sublease Premises Portion”):

1. “Building 40, Floor 1 Premises”: portion of the Sublease Premises comprising the first floor of the building commonly known as Building 40, as shown on Exhibit A-1 attached hereto and containing 82,891 rentable square feet.

2. “Building 40, Floor 2 Premises”: portion of the Sublease Premises comprising the second floor of the building commonly known as Building 40, as shown on Exhibit A-2 attached hereto and containing 71,610 rentable square feet.

3. “Building 41 Premises”: portion of the Sublease Premises commonly known as Building 41, as shown on Exhibit A-3 attached hereto and containing 98,912 rentable square feet.

4. “Building 42 Premises”: portion of the Sublease Premises commonly known as Building 42, as shown on Exhibit A-4, and containing 82,742 rentable square feet.

5. “Building 43 East-1 Premises”: portion of the Sublease Premises comprising the first floor of the building commonly known as

Building 43 East, as shown on Exhibit A-5, and containing 39,693 rentable square feet.

6. “Building 43 West-1 Premises”: portion of the Sublease Premises comprising the first floor of the building commonly known as Building 43 West, as shown on Exhibit A-6, and containing 45,389 rentable square feet.

7. “Building 43 East-2 Premises”: portion of the Sublease Premises comprising the second floor of the building commonly known as Building 43 East, as shown on Exhibit A-7, and containing 42,540 rentable square feet.

8. “Building 43 West-2 Premises”: portion of the Sublease Premises comprising the second floor of the building commonly known as Building 43 West, as shown on Exhibit A-8, and containing 42,540 rentable square feet.

2.	Clauses 5 and 6 of Paragraph 1.K of the Sublease shall be deemed replaced with the following Clauses 5, 6, 7 and 8:

5. “Building 43 East-1 Sublease Base Rent”: $833,553.00 per annum, payable in the amount of $69,462.75 per month.

6. “Building 43 West-1 Sublease Base Rent”: $953,169.00 per annum, payable in the amount of $79,430.75 per month.

7. “Building 43 East-2 Sublease Base Rent”: $893,340.00 per annum, payable in the amount of $74,445.00 per month.

8. “Building 43 West-2 Sublease Base Rent”: $893,340.00 per annum, payable in the amount of $74,445.00 per month.

3.	Paragraph 1.L of the Sublease shall be amended to read in full as follows:

L. “Target Sublease Delivery Date”: with respect to any Sublease Premises Portion, shall be the date by which Sublandlord expects, using reasonably diligent efforts, to deliver such Sublease Premises Portion to Subtenant in accordance with the provisions of this Sublease, and, expressed in chronological order with respect to each Sublease Premises Portion, are the following target dates:

1. “Building 42 Premises”: August 1, 2003.

2. “Building 41 Premises”: December 15, 2003.

3. “Building 43 West-1 Premises”: December 31, 2003.

4. “Building 43 West-2 Premises”: December 31, 2003.

5. “Building 43 East-2 Premises”: September 1, 2004.

6. “Building 40, Floor 1 Premises”: January 23, 2004.

7. “Building 40, Floor 2 Premises”: March 1, 2004.

8. “Building 43 East-1 Premises”: September 1, 2004.

4.	Paragraph 1.N of the Sublease shall be amended to read in full as follows:

N. “Sublease Rent Commencement Date”: with respect to any Sublease Premises Portion, shall be the earlier of (x) the date on which Subtenant commences occupancy and use of such Sublease Premises Portion for the purpose of conducting Tenant’s business operations therein (as opposed to the construction of initial fit-up improvements) (the “Subtenant Actual Occupancy Date”), and (y) the sixtieth (60th) day following the Actual Delivery Date for such Sublease Premises Portion, subject to acceleration pursuant to Paragraph 2.D below, provided that pursuant to Paragraph 2.D of the Sublease, the parties have agreed that each of the following Sublease Premises Portions will be delivered earlier than the original Target Sublease Delivery Date for such Sublease Premises Portion, specifically: (A) the Building 41 Premises will be delivered on November 21, 2003, (B) the Building 43 West-1 Premises, the Building 43 West-2 Premises and the Building 43 East-2 Premises will be delivered on December 15, 2003, (C) the Building 40, Floor 2 Premises will be delivered on January 30, 2004, and (D) the Building 43 East-1 Premises will be delivered March 1, 2004. Thus, assuming the dates set forth in (A) through (D) are the Actual Delivery Dates for the related Sublease Premises Portion, the Sublease Rent Commencement Date would be the earlier of (x) the Subtenant Actual Occupancy Date and (y) (A) December 15, 2003 for the Building 43 East-2 Premises, (B) December 27, 2003 for the Building 41 Premises, (C) January 30, 2004 for the Building 43 West-1 Premises and the Building 43 West-2 Premises, (D) February 28, 2004 for the Building 40, Floor 2 Premises, and (E) March 1, 2004 for the Building 43 East-1 Premises.

5. Notwithstanding the Actual Delivery Date for the Building 43W-1 Premises, Subtenant hereby agrees that Sublandlord shall have exclusive use of the Lobby, the Halley Conference Room and the DaVinci Conference Room, located within the Building 43W-1 Premises, until December 22, 2003.

6. The second sentence of Paragraph 6.A of the Sublease is hereby amended to read in full as follows:

Such monthly installments of Sublease Base Rent shall be payable on or before the first (1st) day of each calendar month (without demand) commencing as of the following dates:

1. the Building 42 Sublease Rent Commencement Date, with respect to the Building 42 Sublease Base Rent,

2. the Building 41 Sublease Rent Commencement Date, with respect to the Building 41 Sublease Base Rent,

3. the Building 43 West-1 Sublease Rent Commencement Date, with respect to the Building 43 West-1 Sublease Base Rent,

4. the Building 43 West-2 Sublease Rent Commencement Date, with respect to the Building 43 West-2 Sublease Base Rent,

5. the Building 40, Floor 1 Sublease Rent Commencement Date, with respect to the Building 40, Floor 1 Sublease Base Rent,

6. the Building 40, Floor 2 Sublease Rent Commencement Date, with respect to the Building 40, Floor 2 Sublease Base Rent,

7. the Building 43 East-1 Sublease Rent Commencement Date, with respect to the Building 43 East-1 Sublease Base Rent, and

8. the Building 43 East-2 Sublease Rent Commencement Date, with respect to the Building 43 East-2 Sublease Base Rent.

7. The second sentence of Paragraph 8.B of the Sublease is hereby amended to read in full as follows:

Prior to the first Sublease Rent Commencement Date for the Sublease Premises, Sublandlord shall deliver to Subtenant a copy of statements it has received from Master Landlord or its agent, supplemented, as necessary, with Sublandlord’s estimate of the amounts described in Paragraph 8(A)(iii) above that will become payable hereunder during the remainder of the calendar year 2003 with respect to the Building 42 Premises, the Building 41 Premises, the Building 43 West-1 Premises, the Building 43 West-2 Premises and the Building 43 East-2 Premises; similarly, prior to December 31, 2003, Sublandlord will deliver to Subtenant a copy of statements it has received from Master Landlord or its agent, supplemented, as necessary, with Sublandlord’s estimate of the amounts described in Paragraph 8(A)(iii) above payable hereunder with respect to each Sublease Premises Portion.

8. The first sentence of Paragraph 22.A of the Sublease is hereby amended to read in full as follows:

The parties’ intent is that in order to separate (x) the Building 43 West-1 Premises, the Building 43 West–2 Premises and the Building 43 East–2 Premises from (y) the Building 43 East-1 Premises, Sublandlord will construct a barrier on or before the Actual Delivery Date for the Building 43 West-1 Premises.

9. The first sentence of Paragraph 30 of the Sublease is amended and restated to read in full as follows:

30. BROKERS. Subtenant and Sublandlord warrant that they have had dealings with only Bailes & Associates (the “Broker”) and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Sublease. A brokerage commission equal to $3,262,902 shall be paid by Sublandlord to the Broker as follows: (i) $2,756,585 shall be paid on the later of (x) December 31, 2003 and (y) the Actual Delivery Date of a Sublease Premises Portion such that Actual Delivery Dates shall have occurred for an aggregate of 225,000 rentable square feet or more, and (ii) $506,317 shall be paid on October 1, 2004.

10. Exhibits A-5 and A-6 to the Sublease are replaced in their entirety with Exhibits A-5, A-6, A-7 and A-8 attached hereto.

11. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment is executed as of the date first written above.

SUBLANDLORD:		SUBTENANT:

SILICON GRAPHICS, INC.		GOOGLE INC. (successor to Google Technology Inc.)

By:	/s/ DEAN DROUGAS	By:	/s/ GEORGE REYES
Printed Name:	Dean Drougas	Printed Name:	George Reyes
Its:	Vice President, Facilities & Services	Its:	CFO
Dated:	December 17, 2003	Dated:	12/23/03